UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 7, 2006

Seneca-Cayuga Bancorp, Inc.

(Exact name of registrant as specified in its charter)

United States of America	000-52111	16-1601243
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

19 Cayuga Street, Seneca Falls, NY 13148

(Address of Principal Executive Offices)

(315) 568-5855

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below fi the Form 8-K is intended to simulatenously satisfy the filing obligation of the registrant under any of the following provision (see General Insturction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (12 CFR 240.13e-4(c))

Item 2.02 – Results of Operations and Financial Condition

On November 7, 2006, Seneca-Cayuga Bancorp, Inc. (the “Registrant”) issued a press release announcing the operating results for the three and nine months ended September 30, 2006. The Registrant is the holding company for Seneca Falls Savings Bank.

The subject press release is attached as Exhibit 99.1.

The information, including the press release filed as Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01 – Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions. None.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 7, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Seneca-Cayuga Bancorp, Inc.

Date: November 7, 2006	/s/ Menzo D. Case
Menzo D. Case Executive Vice President and Chief Financial Officer

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